Exhibit 99.1

Relevant portion of the transcript of the oral presentation by Jazz Pharmaceuticals plc at the J.P. Morgan Healthcare Conference in San Francisco, California on January 7, 2019:

Bruce Cozadd, Chairman & CEO, Jazz Pharmaceuticals plc

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We’ve made so much progress in 2018, which was our best year yet… in terms of revenues.

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I will be making forward-looking statements during the presentation. Of course, actual results are subject to risks and uncertainties that are detailed in our SEC filings.

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I will refer to 2018 guidance a number of times during this presentation. Unless I explicitly say otherwise, that guidance is as of the time we gave it on November 6th.

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With reference to slide 4: Our revenues have more than doubled to approximately $1.9 billion last year.

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With reference to slide 22: Xyrem had a really terrific year in 2018. We saw 9 percent volume growth year-over-year for Xyrem, and we saw our disease awareness efforts improve narcolepsy awareness and diagnosis rates. We gave guidance of $1.385 to $1.4 billion. I will tell you today we do expect we will report total sales for the full year that will be slightly above the guidance we previously gave.

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With reference to slide 23: Turning to the hematology and oncology side, I think many of you are aware we had supply disruptions for Erwinaze during 2018, including especially in the fourth quarter. In the case of Defitelio we saw really nice growth throughout the year, very excited about how that product has been performing… We do expect that net sales for each of [Erwinaze, Defitelio and Vyxeos] will fall within the guidance that we provided in November.

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With reference to slide 25: We’ve been seeing really robust top-line growth for the Company, with guidance of $1.86 to $1.9 billion for the year. I’ll tell you now we expect our results will come in at the upper end of that previously given guidance.

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Relevant slides from Jazz Pharmaceuticals plc’s presentation at the J.P. Morgan Healthcare Conference in San Francisco, California on January 7, 2019:

37th Annual J.P. Morgan Healthcare Conference Bruce Cozadd, Chairman and CEO | January 7, 2019 Jackie © 2019 Jazz Pharmaceuticals all rights reserved. OSA Patient

Forward-Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995 This slide deck and the accompanying oral presentation contain forward-looking statements, including, but not limited to, statements related to Jazz Pharmaceuticals’ future financial and operating results, including 2018 financial guidance, 2019 goals and expectations for growth; the company’s corporate development efforts; the company’s growth strategy; future product sales and volume; planned sales and marketing and related efforts; ongoing and future research and development activities, including planned, ongoing and future clinical trials, data read-outs and pre-clinical activities; regulatory submissions, decisions and other activities, such as the potential approvals of the NDA and the MAA for solriamfetol; future product launches; the timing of such events and activities; and other statements that are not historical facts. These forward-looking statements are based on the company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: maintaining or increasing sales of and revenue from Xyrem® (sodium oxybate) oral solution; effectively commercializing the company’s other products and product candidates; the time consuming and uncertain regulatory approval process, including the risk that the company’s regulatory submissions, including the NDA and the MAA for solriamfetol, may not be approved by applicable regulatory authorities in a timely manner or at all; protecting and enhancing the company’s intellectual property rights; delays or problems in the supply or manufacture of the company’s products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements; government investigations and other actions, including the risk that the company may not ultimately reach a final settlement with the U.S. Department of Justice to resolve an investigation relating to the company’s support of 501(c)(3) organizations that provide financial assistance to Medicare patients; obtaining and maintaining appropriate pricing and reimbursement for the company’s products; pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in initiating or completing clinical trials; identifying and acquiring, in-licensing or developing additional products or product candidates, financing these transactions and successfully integrating acquired businesses; the ability to achieve expected future financial performance and results and the uncertainty of future tax and other provisions and estimates; and other risks and uncertainties affecting the company, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals plc’s Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 and future filings and reports by the company. Other risks and uncertainties of which the company is not currently aware may also affect the company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this slide deck and the accompanying oral presentation are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the company on its website or otherwise. The company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

A Strong Foundation To Support Global Growth

4	>20	3	1,200	$1.9B[1]
Marketed Products	**R&D Programs**	**Innovative Platform Technologies**	**Experienced Employees**	**Revenues**
1 in Sleep and 3 in Hematology/ Oncology	Multi-stage studies in Sleep and Hematology/Oncology	CombiPlex (Jazz) ADC (ImmunoGen) Exosomes (Codiak)	~400 R&D ~400 outside U.S.	2018 Guidance

[1] Guidance provided by Jazz Pharmaceuticals plc on and as of November 6, 2018. The company currently expects that, for the year ended December 31, 2018, reported total revenues will be at the upper end of the guidance range provided on November 6, 2018. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2018 and actual results may differ.

Jazz Pharmaceuticals

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Transforming Investment Opportunity DISCIPLINED CAPITAL STRONG FINANCIAL DIVERSE AND ALLOCATION TO OPTIMIZE EXECUTION GROWING PIPELINE SHAREHOLDER RETURNS • 2018G revenues of $1.9B1 • Multiple late- and mid-stage • $4.4B deployed in corporate assets development transactions • Doubling of revenues since 2012 over past 5 years • Growing early-stage opportunities • $1.1B invested in share • Non-GAAP adjusted net repurchases since 2013 income CAGR of 15% • Potential to drive significant (2013-2017)2,5 growth • $660M in R&D investments • $2.5B of cash generation since 20134,5 (2013-2017)3 1 G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 6, 2018. The company currently expects that, for the year ended December 31, 2018, reported total revenues will be at the upper end of the guidance range provided on November 6, 2018. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2018 and actual results may differ. 2 In 2Q16, Jazz modified the calculation of its non-GAAP income tax provision and effected this modification in the non-GAAP results from 2014 onwards. 3 Net cash provided by operating activities. 4 Non-GAAP adjusted R&D expense for period from January 1, 2013 through September 30, 2018. 5 Reconciliations of GAAP net income to non-GAAP adjusted net income and GAAP R&D expense to non-GAAP adjusted R&D expense can be found in the Appendix at the end of this presentation.

1 • FDA-approved for the NET PRODUCT SALES treatment of cataplexy $ in millions and EDS in narcolepsy Nine months ended patients    $1,500 $1,385 – $1,4002 September 30 ≥ 7 years of age $1,250 $1,187 • Disease awareness $1,108 efforts to improve $1,000 narcolepsy awareness and diagnosis rates $750 • Received pediatric exclusivity in October $500 2018—expect to launch pediatric indication in $250 1H19 $0 • Expect mid-single digit 2016 2017 2018G volume growth in 2019 Volume Growth    6% < 1% 9% (YOY) 1 2016 and 2017 audited; Nine months ended September 30 for 2016, 2017 and 2018, unaudited. 2 G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 6, 2018. The company currently expects that, for the year ended December 31, 2018, reported Xyrem net product sales will be slightly above the guidance range provided on November 6, 2018. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2018 and actual results may differ. 22

Hematology/Oncology Revenues NET PRODUCT SALES1 $ in millions $250 $250 $250 $201 $197 $165- $200 $200 $145- $200 $1752 $1652 $150 $150 $134 $150 $95- $109 $1102 $100 $100 $100 $50 $50 $50 $34 $0 $0 $0 2016 2017 2018G 2016 2017 2018G 2017 2018G Nine months ended September 30 1 2016 and 2017 audited; Nine months ended September 30 for 2016, 2017 and 2018, unaudited. 2 G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 6, 2018. The company currently expects that, for the year ended December 31, 2018, reported Erwinaze, Defitelio and Vyxeos net product sales will meet the guidance range provided on November 6, 2018. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2018 and actual results may differ.

Strong Financial Execution TOTAL REVENUES1 NON-GAAP ADJUSTED NET INCOME NET CASH PROVIDED BY OPERATING $ in millions PER DILUTED SHARE4 ACTIVITIES1 (unaudited) $ in millions $12.75 – $1,860 – $13.252 $1,9002 $1,619 $11.04 $10.14 $1,488 $9.45 $1,325 $693    $592    $532    2015 2016 2017 2018G 2015 2016 2017 2018G 2015 2016 2017 12.4% 3 YR CAGR3 11.2% 3 YR CAGR3 14.1% 2 YR CAGR 1 2015, 2016 and 2017 audited. 2 G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 6, 2018. The company currently expects that, for the year ended December 31, 2018, reported total revenues will be at the upper end of the guidance range provided on November 6, 2018. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2018 and actual results may differ. 3 CAGR calculations based on mid-point of guidance. 4 Reconciliations of GAAP net income to non-GAAP adjusted net income can be found in the Appendix at the end of this presentation. 25